UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 27, 2004

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            000-31745                39-1791034

(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                   File Number)             Identification No.)

502 South Rosa Road
Madison, Wisconsin                                           53719
(Address of Principal Executive Offices)                     (Zip Code)

                                 (888) 989-2357
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On July 27, 2004 the Company issued a news release announcing that its board of directors authorized a Company stock repurchase program. A copy of the release is filed as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1  News release issued by the Company.

99.2  News release issued by the Company.

Item 12. Results of Operations and Financial Condition.

      On July 27, 2004, the Company issued a news release reporting its quarterly financial results. A copy of the release is filed Exhibit 99.2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          THIRD WAVE TECHNOLOGIES, INC.

Date:  July 27, 2004                      By: /s/ John Comerford
                                          Name: John Comerford
                                          Title: Vice President, General Counsel
                                          and Secretary

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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------

99.1                       News release issued by the Company

99.2                       News release issued by the Company